                                  EXHIBIT 99.1

              Certification Pursuant to Section 1350 of Chapter 63
                      Of Title 18 of the United States Code

I, Ralph F. Hake, the Chief Executive Officer of Maytag Corporation, certify that (i) the Form 10-Q for the period ended March 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the foregoing report fairly presents, in all material respects, the financial condition and results of operations of Maytag Corporation.

                                     /s/ Ralph F. Hake
                                     -----------------
                                     Ralph F. Hake, Chief Executive Officer

                                     May 8, 2003
                                     -------------
                                     Date

                                      -25-